Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Acquires 70% of Québec-Based ROSE LifeScience, a Leading Vertically Integrated Branded and Third-Party Supplier to the Québec Cannabis Market

– Acquisition Adds a Substantial Presence in One of Canada’s Largest Cannabis Markets, Experienced, Québec-Based Cannabis Leadership and a Québec-Based Production Facility –

Vancouver, BC, November 15, 2021 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ:VFF) (TSX:VFF) today announced it has acquired 70% ownership of privately-held, Québec-based, ROSE LifeScience (“ROSE”), a leading vertically integrated branded cannabis producer, supplier and commercialization expert in the Province of Québec, effective today (“Closing Date”). The transaction is valued at up to C$46.7 million. ROSE becomes the Québec operational unit of Village Farms’ Canadian cannabis business segment, with ROSE’s headquarters and the existing team remaining in Québec.

ROSE is a leading third-party cannabis products commercialization expert in the Province of Québec, acting as the exclusive, direct-to-retail sales, marketing and distribution entity for Entourage Health, Sundial, Tilray and The Flowr Corporation and 10 Québec micro and craft growers throughout Québec. ROSE also distributes to Québec retail its own brand of high-quality cannabis products. Tam Tams is grown and processed at ROSE’s Québec-based, Health Canada-licensed 55,000 square-foot Controlled Environment Agriculture (CEA), purpose-built facility in Huntingdon, which was commissioned in 2020. ROSE also enables a platform for commercialization in the Québec market for several Québec-based micro-producers under its DLYS brand.

Highlights of the Acquisition

•

Adds a substantial presence in the Province of Québec as a cannabis supplier, producer and commercialization expert in the Province of Québec, which represents approximately 15%[1] of total Canadian retail cannabis sales at the current annualized run rate of more than C$627 million[1], the vast majority of which is dried flower and pre-rolled products;

•

Adds experienced, Québec-based industry leaders who will join the Village Farms/Pure Sunfarms team, bolstering extensive existing relationships in the Québec cannabis market and leveraging specialized, deep experience in both consumer-packaged goods and regulated industries; and,

•	Adds a Québec-based, 55,000 square foot, Health Canada-licensed Controlled Environment Agriculture (CEA) cultivation and processing facility, which is included in the transaction.

Village Farms Management Commentary

“The acquisition of ROSE – by far the most successful Québec-based cannabis operator in our view – is a prudent and strategic means by which to enter, and rapidly ramp sales, in one of Canada’s largest provincial cannabis markets,” said Michael DeGiglio, CEO, Village Farms. “ROSE adds an exceptional group of Québec-based experts to our Canadian cannabis operations. The team has a proven track record of success, and shares our belief in the importance of cultivation excellence, as well as the advantage of innovation and continuous improvement. We look forward to building on ROSE’s strong foundation in the Québec market, with a long-term commitment to the Company’s Québec heritage.”

“ROSE immediately expands our reach to more than 90%1 of all Canadian retail cannabis sales and represents a major step forward in Pure Sunfarms’ strategy to become the leading national supplier of cannabis in Canada, with at least a 20% market share in the dried flower category,” said Mandesh Dosanjh, President and Chief Executive Officer, Pure Sunfarms. “ROSE is very well respected in the Québec cannabis industry, with a reputation for leadership and brand strategy success that we have come to know well and respect. We look forward to pursing the new opportunities, both near-term and long-term, created by the addition of ROSE as our Québec-based cannabis operational unit.”

ROSE Management Commentary

“We have long admired the success of Village Farms and Pure Sunfarms in the Canadian cannabis industry. We are proud to join forces with them to accelerate our successes, and seize this opportunity to further evolve the industry in our home province of Québec,” said Davide Zaffino, co-founder and President and Chief Executive Officer, ROSE. “We cherish our Québec roots, and deeply believe in our province’s culture and values. As always, we remain committed to ensuring that Québec benefits from the responsible production, sale and consumption of cannabis. As part of the outstanding family of cannabis businesses within Village Farms, we are even better positioned to continue playing this leading role in the Québec landscape.”

Purchase Price

Under the terms of the Share Purchase Agreement, Village Farms acquired 70% of all outstanding shares of ROSE on a debt-free basis for a consideration comprised of cash and a total of 2,411,280 common shares of Village Farms (“Village Farms Shares”) being (i) C$19.9 million in cash, (ii) Village Farms Shares in the total value of C$26.8 million. As part of the consideration, any existing ROSE material debt has been paid off in full.

The Village Farms Shares issued under the Share Purchase Agreement are subject to lock-up agreements, and subject to compliance with applicable securities laws, 33% of these shares will be released in four months, another 33% of these shares to be released after eight months and the remaining shares to be released after one year.

The co-founder and President and Chief Executive Officer of ROSE, Davide Zaffino, and co-founder and Chief Operating Officer of ROSE, Brian D. Stevenson (the “Management Shareholders”), who were among the sellers of ROSE in this transaction, will remain in their current roles with ROSE post-acquisition and have retained a 30% interest in ROSE (“Retained Interest”). In conjunction with the acquisition, Village Farms and the Management Shareholders have entered into an agreement providing Village Farms with a pathway to acquire the Retained Interest upon the occurrence of certain triggering events prior to March 31, 2025. The price for this call right was set at a multiple solely based on ROSE’s adjusted EBITDA performance of the applicable prior calendar year.

Notes

1. Statscan. Based on data as at August 31, 2021.

About Village Farms International, Inc.

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods opportunities, with a strong foundation as a leading fresh produce supplier to grocery and large-format retailers throughout the US and Canada, and new high-growth opportunities in the cannabis and CBD categories in North America and selected markets internationally.

In Canada, the Company’s wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 70% of Québec-based, ROSE LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec,

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms’ cannabis success in Canada.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential, with an initial focus on the Asia-Pacific region and Europe.

About Rose LifeScience

ROSE LifeScience is committed to ensuring that Québec benefits from the responsible production, sale, and consumption of cannabis. From cannabis cultivation to marketing, commercialization, and logistics, the Huntingdon, QC company plays a key role in the province. In addition to its own products and expertise, ROSE provides specialized industry services to selected producers to encourage a diversified offer on the Québec market. For more information, visit www.roselifescience.ca.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”.

Forward-looking statements in this press release relate to the Company’s and ROSE’s future outlook or financial position and anticipated events or results and may include statements regarding the financial position, income, business strategy, budgets, expansion plans, litigation, projected production, expectations regarding the Québec cannabis market, the effect that the acquisition of ROSE will have on the Company’s net income, sales and EBITDA margin, projected costs, capital expenditures, financial results, profitability, taxes, plans and objectives of or involving the Company and ROSE.

Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company or ROSE, the greenhouse vegetable industry and the cannabis industry and market are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our operating history, including that of ROSE, Balanced Health, Pure Sunfarms and our start-up operations of growing hemp in the United States; the legal status of Pure Sunfarms, ROSE and Balanced Health cannabis business; risks relating to the integration of ROSE into our business; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; market position, ability to leverage current business relationships for future business involving hemp and cannabinoids, the ability of Pure Sunfarms and ROSE to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Canadian operational facilities), and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the USA; risks related to rules and regulations at the US federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including this press release. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain Investor Relations LodeRock Advisors (416) 519-4196 lawrence.chamberlain@loderockadvisors.com